WARRANTS - Details of accounting for warrants to purchase ordinary shares (Details) - Warrants to purchase ordinary shares ¥ in Thousands	Dec. 17, 2020 $ / shares	Sep. 11, 2020 $ / shares	Dec. 17, 2020 CNY (¥) shares	Sep. 11, 2020 CNY (¥) shares
Class of Warrant or Right [Line Items]
Warrants exercisable term	12 months	12 months
Exercise Price per share | $ / shares	$ 19.57	$ 19.57
Outstanding Units | shares			1,597,235	3,744,032
Fair value at the closing date | ¥			¥ 37,869	¥ 71,874